Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Fourth Quarter		Year to Date
	2013	2012	2013	2012
NET SALES	$2,906.0	$2,659.5	$11,001.2	$10,147.9
COSTS AND EXPENSES
Cost of sales	1,875.3	1,713.4	7,068.3	6,452.4
Gross margin	1,030.7	946.1	3,932.9	3,695.5
% of Net Sales	35.5%	35.6%	35.7%	36.4%
Selling, general and administrative	703.1	636.6	2,714.6	2,499.9
% of Net Sales	24.2%	23.9%	24.7%	24.6%
Operating margin	327.6	309.5	1,218.3	1,195.6
% of Net sales	11.3%	11.6%	11.1%	11.8%
Other - net	99.2	83.0	308.0	345.3
Restructuring charges	135.5	57.4	176.1	174.0
Income from operations	92.9	169.1	734.2	676.3
Interest - net	38.5	36.1	147.6	134.1
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	54.4	133.0	586.6	542.2
Income tax (benefit) expense on continuing operations	(11.2)	(4.7)	69.3	78.2
NET EARNINGS FROM CONTINUING OPERATIONS	65.6	137.7	517.3	464.0
Less: net (loss) earnings attributable to non-controlling interests	(0.1)	0.4	(1.0)	(0.8)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	65.7	137.3	518.3	464.8
(Loss) earnings from discontinued operations before income taxes	(9.0)	390.8	(42.0)	488.8
Income tax expense (benefit) on discontinued operations	0.6	36.0	(14.0)	69.8
NET (LOSS) EARNINGS FROM DISCONTINUED OPERATIONS	(9.6)	354.8	(28.0)	419.0
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$56.1	$492.1	$490.3	$883.8

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.42	$0.85	$3.34	$2.85
Discontinued operations	(0.06)	2.20	(0.18)	2.57
Total basic earnings per share of common stock	$0.36	$3.05	$3.16	$5.41
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.41	$0.83	$3.26	$2.79
Discontinued operations	(0.06)	2.16	(0.18)	2.51
Total diluted earnings per share of common stock	$0.35	$2.99	$3.09	$5.30
DIVIDENDS PER SHARE	$0.50	$0.49	$1.98	$1.80
AVERAGE SHARES OUTSTANDING (in thousands)
Basic	155,512	161,212	155,237	163,067
Diluted	159,200	164,553	158,776	166,701

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	December 28, 2013	December 29, 2012
ASSETS
Cash and cash equivalents	$496.2	$716.0
Accounts and notes receivable, net	1,633.0	1,525.8
Inventories, net	1,485.8	1,304.6
Assets held for sale	10.1	171.7
Other current assets	338.0	393.2
Total current assets	3,963.1	4,111.3
Property, plant and equipment, net	1,485.3	1,329.9
Goodwill and other intangibles, net	10,632.9	9,947.0
Other assets	454.4	455.8
Total assets	$16,535.7	$15,844.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$402.6	$11.5
Accounts payable	1,575.9	1,345.9
Accrued expenses	1,245.4	1,680.0
Liabilities held for sale	6.3	37.3
Total current liabilities	3,230.2	3,074.7
Long-term debt	3,799.4	3,526.5
Other long-term liabilities	2,643.3	2,515.7
Stanley Black & Decker, Inc. shareowners’ equity	6,781.5	6,667.1
Non-controlling interests’ equity	81.3	60.0
Total liabilities and equity	$16,535.7	$15,844.0

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR TO DATE
	2013	2012	2013	2012
OPERATING ACTIVITIES
Net earnings from continuing operations	$65.6	$137.7	$517.3	$464.0
Net (loss) earnings from discontinued operations	(9.6)	354.8	(28.0)	419.0
Net gains on HHI sale	—	(358.9)	(4.7)	(358.9)
Depreciation and amortization	118.6	114.7	441.3	445.3
Changes in working capital[1]	384.0	338.5	12.4	52.5
Other	173.1	(38.7)	(70.3)	(55.7)
Net cash provided by operating activities	731.7	548.1	868.0	966.2
INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(103.5)	(126.5)	(365.6)	(386.0)
Acquisitions, net of cash acquired	(7.3)	(12.2)	(933.9)	(707.3)
Proceeds from sale of business / assets	1.0	1,261.6	97.5	1,270.2
Proceeds from long-term borrowings	726.7	794.1	726.7	1,523.5
Premium paid on debt extinguishment	(42.8)	—	(42.8)	(91.0)
Proceeds from issuances of common stock	15.9	23.5	154.6	126.4
Net short-term (repayments) borrowings	(810.8)	(1,335.4)	388.7	(19.1)
Cash dividends on common stock	(77.7)	(82.7)	(312.7)	(304.0)
Payments on long-term debt	(300.5)	(200.3)	(302.2)	(1,422.3)
Purchases of common stock for treasury	(6.6)	(856.0)	(39.2)	(1,073.8)
Premium paid for equity option	(83.2)	(29.5)	(83.2)	(29.5)
Payment on forward stock purchase contract	—	—	(350.0)	—
Other	(15.8)	(38.2)	(25.7)	(44.2)
Net cash used in investing and financing activities	(704.6)	(601.6)	(1,087.8)	(1,157.1)
Increase (Decrease) in Cash and Cash Equivalents	27.1	(53.5)	(219.8)	(190.9)
Cash and Cash Equivalents, Beginning of Period	469.1	769.5	716.0	906.9
Cash and Cash Equivalents, End of Period	$496.2	$716.0	$496.2	$716.0

1 The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR TO DATE
	2013	2012	2013	2012
NET SALES
Construction & DIY	$1,455.4	$1,370.8	$5,481.1	$5,189.9
Industrial	824.4	648.7	3,097.5	2,557.8
Security	626.2	640.0	2,422.6	2,400.2
Total	$2,906.0	$2,659.5	$11,001.2	$10,147.9
SEGMENT PROFIT
Construction & DIY	$209.2	$188.7	$798.0	$720.9
Industrial	128.7	100.1	436.2	414.3
Security	64.5	88.3	238.0	312.7
Segment Profit	402.4	377.1	1,472.2	1,447.9
Corporate Overhead	(74.8)	(67.6)	(253.9)	(252.3)
Total	$327.6	$309.5	$1,218.3	$1,195.6
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.4%	13.8%	14.6%	13.9%
Industrial	15.6%	15.4%	14.1%	16.2%
Security	10.3%	13.8%	9.8%	13.0%
Segment Profit	13.8%	14.2%	13.4%	14.3%
Corporate Overhead	(2.6)%	(2.5)%	(2.3)%	(2.5)%
Total	11.3%	11.6%	11.1%	11.8%

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER 2013
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[2]
Gross margin	$1,030.7	$3.1	$1,033.8
% of Net Sales	35.5%		35.6%
Selling, general and administrative	703.1	(46.0)	657.1
% of Net Sales	24.2%		22.6%
Operating margin	327.6	49.1	376.7
% of Net Sales	11.3%		13.0%
Earnings from continuing operations before income taxes	54.4	214.9	269.3
Income tax (benefit) expense on continuing operations	(11.2)	70.8	59.6
Net earnings from continuing operations	65.7	144.1	209.8
Diluted earnings per share of common stock	$0.41	$0.91	$1.32

1 Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.
2 The normalized 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt.

	FOURTH QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[3]	Normalized[4]
Gross margin	$946.1	$11.3	$957.4
% of Net Sales	35.6%		36.0%
Selling, general and administrative	636.6	(38.5)	598.1
% of Net Sales	23.9%		22.5%
Operating margin	309.5	49.8	359.3
% of Net Sales	11.6%		13.5%
Earnings from continuing operations before income taxes	133.0	131.4	264.4
Income tax (benefit) expense on continuing operations	(4.7)	36.4	31.7
Net earnings from continuing operations	137.3	95.0	232.3
Diluted earnings per share of common stock	$0.83	$0.58	$1.41

3 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.
 4 The normalized 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[3]
Gross margin	$3,932.9	$29.5	$3,962.4
% of Net Sales	35.7%		36.0%
Selling, general and administrative	2,714.6	(136.3)	2,578.3
% of Net Sales	24.7%		23.4%
Operating margin	1,218.3	165.8	1,384.1
% of Net Sales	11.1%		12.6%
Earnings from continuing operations before income taxes	586.6	393.5	980.1
Income taxes on continuing operations	69.3	120.8	190.1
Net earnings from continuing operations	518.3	272.7	791.0
Diluted earnings per share of common stock	$3.26	$1.72	$4.98

1 Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
Gross margin	$3,695.5	$29.6	$3,725.1
% of Net Sales	36.4%		36.7%
Selling, general and administrative	2,499.9	(138.4)	2,361.5
% of Net Sales	24.6%		23.3%
Operating margin	1,195.6	168.0	1,363.6
% of Net Sales	11.8%		13.4%
Earnings from continuing operations before income taxes	542.2	442.2	984.4
Income taxes on continuing operations	78.2	113.0	191.2
Net earnings from continuing operations	464.8	329.2	794.0
Diluted earnings per share of common stock	$2.79	$1.97	$4.76

2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.
 3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	FOURTH QUARTER 2013
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$731.7	56.3	$788.0
Less: capital and software expenditures	(103.5)	13.1	(90.4)
Free Cash Inflow (before dividends)	$628.2		$697.6

1 Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges.

	FOURTH QUARTER 2012
	Reported	Merger & Acquisition- Related Charges and Payments[2]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$548.1	144.3	$692.4
Less: capital and software expenditures	(126.5)	30.4	(96.1)
Free Cash Inflow (before dividends)	$421.6		$596.3

2 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges.
3, 4 Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$868.0	280.0	$1,148.0
Less: capital and software expenditures	(365.6)	71.7	(293.9)
Free Cash Inflow (before dividends)	$502.4		$854.1

1 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges and Payments[2]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$966.2	356.5	$1,322.7
Less: capital and software expenditures	(386.0)	122.4	(263.6)
Free Cash Inflow (before dividends)	$580.2		$1,059.1

2 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges.
3, 4 Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	FOURTH QUARTER 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$209.2	$3.8	$213.0
Industrial	128.7	4.0	132.7
Security	64.5	11.6	76.1
Segment Profit	402.4	19.4	421.8
Corporate Overhead	(74.8)	29.7	(45.1)
Total	$327.6	$49.1	$376.7
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.4%		14.6%
Industrial	15.6%		16.1%
Security	10.3%		12.2%
Segment Profit	13.8%		14.5%
Corporate Overhead	(2.6)%		(1.6)%
Total	11.3%		13.0%

 [1] Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	FOURTH QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$188.7	$10.7	$199.4
Industrial	100.1	4.3	104.4
Security	88.3	15.4	103.7
Segment Profit	377.1	30.4	407.5
Corporate Overhead	(67.6)	19.4	(48.2)
Total	$309.5	$49.8	$359.3
Segment Profit as a Percentage of Net Sales
Construction & DIY	13.8%		14.5%
Industrial	15.4%		16.1%
Security	13.8%		16.2%
Segment Profit	14.2%		15.3%
Corporate Overhead	(2.5)%		(1.8)%
Total	11.6%		13.5%

 2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.
3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$798.0	$13.0	$811.0
Industrial	436.2	24.8	461.0
Security	238.0	38.7	276.7
Segment Profit	1,472.2	76.5	1,548.7
Corporate Overhead	(253.9)	89.3	(164.6)
Total	$1,218.3	$165.8	$1,384.1
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.6%		14.8%
Industrial	14.1%		14.9%
Security	9.8%		11.4%
Segment Profit	13.4%		14.1%
Corporate Overhead	(2.3)%		(1.5)%
Total	11.1%		12.6%

 [1] Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$720.9	$41.7	$762.6
Industrial	414.3	7.9	422.2
Security	312.7	41.3	354.0
Segment Profit	1,447.9	90.9	1,538.8
Corporate Overhead	(252.3)	77.1	(175.2)
Total	$1,195.6	$168.0	$1,363.6
Segment Profit as a Percentage of Net Sales
Construction & DIY	13.9%		14.7%
Industrial	16.2%		16.5%
Security	13.0%		14.7%
Segment Profit	14.3%		15.2%
Corporate Overhead	(2.5)%		(1.7)%
Total	11.8%		13.4%

 2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.
3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.